EXHIBIT 99.24

                                 MORGAN STANLEY
                                  IXIS 2005-HE4
                                    2nd Liens
                                   385 records
                               Balance: 21,746,625

Table of Contents

1. Summary Statistics
2. Originator
3. Product with IO term
4. Range of Gross Interest Rates (%)
5. Range of Cut-off Date Principal Balances ($)
6. Stated Original Term (months)
7. Range of Stated Remaining Terms (months)
8. Range of Combined Original LTV Ratios (%)
9. Range of Gross Margins (%)
10. Range of Minimum Mortgage Rates (%)
11. Range of Maximum Mortgage Rates (%)
12. Initial Periodic Cap (%)
13. Subsequent Periodic Cap (%)
14. Next Rate Adjustment Dates
15. Geographic Distribution of Mortgaged Properties
16. Occupancy
17. Property Type
18. Loan Purpose
19. Documentation Level
20. Credit Score
21. Prepayment Penalty Term
22. Lien Position
23. Interest Only Term

1. Summary Statistics

Number of Mortgage Loans: 385
Aggregate Principal Balance ($): 21,746,625
Weighted Average Current Mortgage Rate (%): 10.513
Non-Zero Weighted Average Margin (%): 0.000
Non-Zero Weighted Average Maximum Rate (%): 0.000
Weighted Average Stated Original Term (months): 256
Weighted Average Stated Remaining Term (months): 253
Weighted Average Combined Original LTV (%): 99.31
% First Liens: 0.00
% Owner Occupied: 99.23
% Purchase: 78.35
% Full Doc: 35.16
Non-Zero Weighted Average Credit Score: 655

2. Originator

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                 Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                      Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                        of         Date         Date       Gross     Remaining   Combined   Average
                                                     Mortgage    Principal    Principal   Interest     Term      Original     FICO
Originator                                            Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
Chapel                                                     22     1,382,313        6.36     10.587         174     100.00        648
------------------------------------------------------------------------------------------------------------------------------------
Encore                                                     51     2,701,560       12.42     10.086         195      99.23        662
------------------------------------------------------------------------------------------------------------------------------------
First Banc                                                 64     3,731,005       17.16     10.508         179      99.09        676
------------------------------------------------------------------------------------------------------------------------------------
First NLC                                                  32     1,930,972        8.88     11.606         293     100.00        639
------------------------------------------------------------------------------------------------------------------------------------
Fremont                                                   143     7,785,881       35.80     10.198         343      99.57        646
------------------------------------------------------------------------------------------------------------------------------------
Impac                                                       4       344,158        1.58     12.140         173     100.00        652
------------------------------------------------------------------------------------------------------------------------------------
Lenders Direct                                             44     2,456,376       11.30     10.973         175      97.56        660
------------------------------------------------------------------------------------------------------------------------------------
Master Financial                                            1        50,590        0.23      9.990         351     100.00        620
------------------------------------------------------------------------------------------------------------------------------------
New Century                                                 7       385,687        1.77      9.766         353     100.00        685
------------------------------------------------------------------------------------------------------------------------------------
Rose Mortgage                                              17       978,082        4.50     10.552         178      99.80        647
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    385    21,746,625      100.00     10.513         253      99.31        655
------------------------------------------------------------------------------------------------------------------------------------

3. Product with IO term

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                 Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                      Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                        of         Date         Date       Gross     Remaining   Combined   Average
                                                     Mortgage    Principal    Principal   Interest     Term      Original     FICO
Product with IO term                                  Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 5 Year                                              1         9,825        0.05     12.500          58      95.00        568
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                                            10       197,021        0.91     10.430         118      97.38        650
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                                            21       504,568        2.32     10.746         177      98.02        632
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 20 Year                                            19       969,798        4.46      9.966         236      99.92        671
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 30 Year                                           144     8,952,263       41.17     10.358         357      99.75        646
------------------------------------------------------------------------------------------------------------------------------------
Balloon - 15/30                                           190    11,113,150       51.10     10.675         175      99.00        662
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    385    21,746,625      100.00     10.513         253      99.31        655
------------------------------------------------------------------------------------------------------------------------------------

4. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                 Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                      Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                        of         Date         Date       Gross     Remaining   Combined   Average
                                                     Mortgage    Principal    Principal   Interest     Term      Original     FICO
Range of Gross Interest Rates (%)                     Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.999                                               1        69,768        0.32      6.990         176      90.00        775
------------------------------------------------------------------------------------------------------------------------------------
7.000 - 7.999                                               1        30,032        0.14      7.950         172     100.00        710
------------------------------------------------------------------------------------------------------------------------------------
8.000 - 8.999                                              22     1,297,781        5.97      8.732         276      99.78        705
------------------------------------------------------------------------------------------------------------------------------------
9.000 - 9.999                                              89     5,530,586       25.43      9.673         288      99.03        676
------------------------------------------------------------------------------------------------------------------------------------
10.000 - 10.999                                           168     9,393,620       43.20     10.572         230      99.41        649
------------------------------------------------------------------------------------------------------------------------------------
11.000 - 11.999                                            62     3,595,573       16.53     11.383         252      99.35        631
------------------------------------------------------------------------------------------------------------------------------------
12.000 - 12.999                                            37     1,621,534        7.46     12.382         263      99.60        627
------------------------------------------------------------------------------------------------------------------------------------
13.000 - 13.999                                             5       207,730        0.96     13.272         170      99.71        638
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    385    21,746,625      100.00     10.513         253      99.31        655
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 6.990
Maximum: 13.500
Weighted Average: 10.513

5. Range of Cut-off Date Principal Balances ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                 Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                      Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                        of         Date         Date       Gross     Remaining   Combined   Average
Range of Cut-off Date Principal                      Mortgage    Principal    Principal   Interest     Term      Original     FICO
Balances ($)                                          Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
1 - 25,000                                                 60     1,119,127        5.15     10.865         187      98.35        639
------------------------------------------------------------------------------------------------------------------------------------
25,001 - 50,000                                           122     4,594,777       21.13     10.647         263      99.39        647
------------------------------------------------------------------------------------------------------------------------------------
50,001 - 75,000                                           108     6,740,957       31.00     10.588         247      99.18        655
------------------------------------------------------------------------------------------------------------------------------------
75,001 - 100,000                                           65     5,605,975       25.78     10.395         259      99.76        659
------------------------------------------------------------------------------------------------------------------------------------
100,001 - 125,000                                          19     2,079,017        9.56     10.359         252      98.75        656
------------------------------------------------------------------------------------------------------------------------------------
125,001 - 150,000                                           9     1,238,938        5.70     10.266         295      99.30        670
------------------------------------------------------------------------------------------------------------------------------------
150,001 - 175,000                                           1       168,589        0.78     11.250         173     100.00        659
------------------------------------------------------------------------------------------------------------------------------------
175,001 - 200,000                                           1       199,246        0.92      8.750         174     100.00        728
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    385    21,746,625      100.00     10.513         253      99.31        655
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 5,403
Maximum: 199,246
Average: 56,485

6. Stated Original Term (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                 Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                      Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                        of         Date         Date       Gross     Remaining   Combined   Average
                                                     Mortgage    Principal    Principal   Interest     Term      Original     FICO
Stated Original Term (months)                         Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
60                                                          1         9,825        0.05     12.500          58      95.00        568
------------------------------------------------------------------------------------------------------------------------------------
120                                                        10       197,021        0.91     10.430         118      97.38        650
------------------------------------------------------------------------------------------------------------------------------------
180                                                       211    11,617,718       53.42     10.678         176      98.95        661
------------------------------------------------------------------------------------------------------------------------------------
240                                                        19       969,798        4.46      9.966         236      99.92        671
------------------------------------------------------------------------------------------------------------------------------------
360                                                       144     8,952,263       41.17     10.358         357      99.75        646
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    385    21,746,625      100.00     10.513         253      99.31        655
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 60
Maximum: 360
Weighted Average: 256

7. Range of Stated Remaining Terms (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                 Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                      Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                        of         Date         Date       Gross     Remaining   Combined   Average
Range of Stated                                      Mortgage    Principal    Principal   Interest     Term      Original     FICO
Remaining Terms (months)                              Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
49 - 60                                                     1         9,825        0.05     12.500          58      95.00        568
------------------------------------------------------------------------------------------------------------------------------------
109 - 120                                                  10       197,021        0.91     10.430         118      97.38        650
------------------------------------------------------------------------------------------------------------------------------------
169 - 180                                                 211    11,617,718       53.42     10.678         176      98.95        661
------------------------------------------------------------------------------------------------------------------------------------
229 - 240                                                  19       969,798        4.46      9.966         236      99.92        671
------------------------------------------------------------------------------------------------------------------------------------
349 - 360                                                 144     8,952,263       41.17     10.358         357      99.75        646
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    385    21,746,625      100.00     10.513         253      99.31        655
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 58
Maximum: 358
Weighted Average: 253

8. Range of Combined Original LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                 Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                      Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                        of         Date         Date       Gross     Remaining   Combined   Average
Range of Combined                                    Mortgage    Principal    Principal   Interest     Term      Original     FICO
Original LTV Ratios (%)                               Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                                               1        69,744        0.32      9.990         172      64.41        676
------------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                                               1        38,183        0.18     10.200         173      80.00        599
------------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                                               3       145,193        0.67     10.687         174      83.49        648
------------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                                               3       112,035        0.52      8.391         168      90.00        747
------------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                                              34     1,442,750        6.63     10.609         216      94.68        652
------------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00                                            343    19,938,720       91.69     10.519         257      99.97        655
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    385    21,746,625      100.00     10.513         253      99.31        655
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 64.41
Maximum: 100.00
Weighted Average: 99.31

9. Range of Gross Margins (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                 Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                      Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                        of         Date         Date       Gross     Remaining   Combined   Average
                                                     Mortgage    Principal    Principal   Interest     Term      Original     FICO
Range of Gross Margins (%)                            Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                          385    21,746,625      100.00     10.513         253      99.31        655
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    385    21,746,625      100.00     10.513         253      99.31        655
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 0.000
Maximum: 0.000
Non-Zero Weighted Average: 0.000

10. Range of Minimum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                 Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                      Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                        of         Date         Date       Gross     Remaining   Combined   Average
                                                     Mortgage    Principal    Principal   Interest     Term      Original     FICO
Range of Minimum Mortgage Rates (%)                   Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                          385    21,746,625      100.00     10.513         253      99.31        655
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    385    21,746,625      100.00     10.513         253      99.31        655
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 0.000
Maximum: 0.000
Non-Zero Weighted Average: 0.000

11. Range of Maximum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                 Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                      Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                        of         Date         Date       Gross     Remaining   Combined   Average
                                                     Mortgage    Principal    Principal   Interest     Term      Original     FICO
Range of Maximum Mortgage Rates (%)                   Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                          385    21,746,625      100.00     10.513         253      99.31        655
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    385    21,746,625      100.00     10.513         253      99.31        655
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 0.000
Maximum: 0.000
Non-Zero Weighted Average: 0.000

12. Initial Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                 Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                      Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                        of         Date         Date       Gross     Remaining   Combined   Average
                                                     Mortgage    Principal    Principal   Interest     Term      Original     FICO
Initial Periodic Cap (%)                              Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                          385    21,746,625      100.00     10.513         253      99.31        655
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    385    21,746,625      100.00     10.513         253      99.31        655
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 0.000
Maximum: 0.000
Non-Zero Weighted Average: 0.000

13. Subsequent Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                 Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                      Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                        of         Date         Date       Gross     Remaining   Combined   Average
                                                     Mortgage    Principal    Principal   Interest     Term      Original     FICO
Subsequent Periodic Cap (%)                           Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                          385    21,746,625      100.00     10.513         253      99.31        655
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    385    21,746,625      100.00     10.513         253      99.31        655
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 0.000
Maximum: 0.000
Non-Zero Weighted Average: 0.000

14. Next Rate Adjustment Dates

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                 Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                      Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                        of         Date         Date       Gross     Remaining   Combined   Average
                                                     Mortgage    Principal    Principal   Interest     Term      Original     FICO
Next Rate Adjustment Dates                            Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate                                                385    21,746,625      100.00     10.513         253      99.31        655
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    385    21,746,625      100.00     10.513         253      99.31        655
------------------------------------------------------------------------------------------------------------------------------------

15. Geographic Distribution of Mortgaged Properties

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                 Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                      Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                        of         Date         Date       Gross     Remaining   Combined   Average
Geographic Distribution                              Mortgage    Principal    Principal   Interest     Term      Original     FICO
of Mortgaged Properties                               Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
California                                                 95     7,442,455       34.22     10.275         242      99.34        666
------------------------------------------------------------------------------------------------------------------------------------
Florida                                                    65     3,293,211       15.14     11.061         217      99.10        650
------------------------------------------------------------------------------------------------------------------------------------
Maryland                                                   19     1,399,560        6.44     10.506         298      99.39        653
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts                                              21     1,348,579        6.20     10.368         303      99.89        674
------------------------------------------------------------------------------------------------------------------------------------
Illinois                                                   22       900,291        4.14     10.913         242      99.42        644
------------------------------------------------------------------------------------------------------------------------------------
Nevada                                                     13       851,339        3.91     10.362         297      99.84        628
------------------------------------------------------------------------------------------------------------------------------------
New Jersey                                                 12       844,712        3.88     10.584         249     100.00        648
------------------------------------------------------------------------------------------------------------------------------------
Virginia                                                   16       802,253        3.69     10.434         230      98.75        666
------------------------------------------------------------------------------------------------------------------------------------
New York                                                   11       733,573        3.37     10.232         300      98.05        632
------------------------------------------------------------------------------------------------------------------------------------
Georgia                                                    14       584,376        2.69     10.391         264      99.63        634
------------------------------------------------------------------------------------------------------------------------------------
Colorado                                                   10       517,850        2.38     10.883         212      98.93        643
------------------------------------------------------------------------------------------------------------------------------------
Arizona                                                     8       357,605        1.64     10.955         228      98.32        683
------------------------------------------------------------------------------------------------------------------------------------
Connecticut                                                 7       272,632        1.25     10.355         336      98.63        631
------------------------------------------------------------------------------------------------------------------------------------
Rhode Island                                                5       264,502        1.22     10.851         214      99.25        642
------------------------------------------------------------------------------------------------------------------------------------
Washington                                                  7       258,538        1.19     10.510         274      98.96        684
------------------------------------------------------------------------------------------------------------------------------------
Other                                                      60     1,875,150        8.62     10.420         267      99.59        640
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    385    21,746,625      100.00     10.513         253      99.31        655
------------------------------------------------------------------------------------------------------------------------------------

Number of States/District of Columbia Represented: 37

16. Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                 Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                      Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                        of         Date         Date       Gross     Remaining   Combined   Average
                                                     Mortgage    Principal    Principal   Interest     Term      Original     FICO
Occupancy                                             Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
Primary                                                   377    21,578,805       99.23     10.499         253      99.34        655
------------------------------------------------------------------------------------------------------------------------------------
Investment                                                  7       152,386        0.70     12.378         164      96.02        669
------------------------------------------------------------------------------------------------------------------------------------
Second Home                                                 1        15,434        0.07     12.250         178      95.00        675
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    385    21,746,625      100.00     10.513         253      99.31        655
------------------------------------------------------------------------------------------------------------------------------------

17. Property Type

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                 Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                      Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                        of         Date         Date       Gross     Remaining   Combined   Average
                                                     Mortgage    Principal    Principal   Interest     Term      Original     FICO
Property Type                                         Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                                   292    16,151,285       74.27     10.480         258      99.29        652
------------------------------------------------------------------------------------------------------------------------------------
Condo                                                      37     2,061,146        9.48     10.709         232      99.86        666
------------------------------------------------------------------------------------------------------------------------------------
Planned Unit Development                                   32     1,891,588        8.70     10.556         192      99.10        664
------------------------------------------------------------------------------------------------------------------------------------
2-4 Family                                                 24     1,642,606        7.55     10.542         292      99.11        657
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    385    21,746,625      100.00     10.513         253      99.31        655
------------------------------------------------------------------------------------------------------------------------------------

18. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                 Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                      Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                        of         Date         Date       Gross     Remaining   Combined   Average
                                                     Mortgage    Principal    Principal   Interest     Term      Original     FICO
Loan Purpose                                          Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                                  300    17,037,998       78.35     10.500         254      99.68        660
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                        79     4,449,002       20.46     10.577         247      97.87        637
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Rate Term                                       6       259,624        1.19     10.285         253     100.00        652
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    385    21,746,625      100.00     10.513         253      99.31        655
------------------------------------------------------------------------------------------------------------------------------------

19. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                 Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                      Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                        of         Date         Date       Gross     Remaining   Combined   Average
                                                     Mortgage    Principal    Principal   Interest     Term      Original     FICO
Documentation Level                                   Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                                      218    13,428,538       61.75     10.780         243      99.26        661
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                                        156     7,646,057       35.16     10.021         273      99.42        644
------------------------------------------------------------------------------------------------------------------------------------
Limited Documentation                                      11       672,030        3.09     10.786         202      99.11        651
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    385    21,746,625      100.00     10.513         253      99.31        655
------------------------------------------------------------------------------------------------------------------------------------

20. Credit Score

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                 Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                      Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                        of         Date         Date       Gross     Remaining   Combined   Average
                                                     Mortgage    Principal    Principal   Interest     Term      Original     FICO
Credit Score                                          Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
550 - 574                                                   5        60,752        0.28     11.653         127      95.00        561
------------------------------------------------------------------------------------------------------------------------------------
575 - 599                                                  34     1,468,604        6.75     10.802         290      98.66        590
------------------------------------------------------------------------------------------------------------------------------------
600 - 624                                                  77     4,311,295       19.83     11.106         292      99.82        616
------------------------------------------------------------------------------------------------------------------------------------
625 - 649                                                 109     5,830,548       26.81     10.850         240      99.39        636
------------------------------------------------------------------------------------------------------------------------------------
650 - 674                                                  59     3,944,528       18.14     10.205         243      99.59        661
------------------------------------------------------------------------------------------------------------------------------------
675 - 699                                                  42     2,402,722       11.05     10.036         231      97.93        686
------------------------------------------------------------------------------------------------------------------------------------
700 - 724                                                  35     2,055,665        9.45      9.919         233      99.86        711
------------------------------------------------------------------------------------------------------------------------------------
725 - 749                                                  12       921,699        4.24      9.677         227      99.35        733
------------------------------------------------------------------------------------------------------------------------------------
750 - 774                                                   5       272,021        1.25      9.996         244      99.20        760
------------------------------------------------------------------------------------------------------------------------------------
775 - 799                                                   4       221,695        1.02      8.965         244      96.85        778
------------------------------------------------------------------------------------------------------------------------------------
800 +                                                       3       257,096        1.18      9.841         296     100.00        807
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    385    21,746,625      100.00     10.513         253      99.31        655
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 550
Maximum: 816
Non-Zero Weighted Average: 655

21. Prepayment Penalty Term

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                 Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                      Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                        of         Date         Date       Gross     Remaining   Combined   Average
                                                     Mortgage    Principal    Principal   Interest     Term      Original     FICO
Prepayment Penalty Term                               Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
0                                                         151     8,332,385       38.32     10.557         257      99.29        655
------------------------------------------------------------------------------------------------------------------------------------
12                                                         17     1,235,374        5.68     10.036         291      97.31        679
------------------------------------------------------------------------------------------------------------------------------------
18                                                          1        95,861        0.44     10.990         176     100.00        752
------------------------------------------------------------------------------------------------------------------------------------
24                                                        171     9,664,020       44.44     10.437         238      99.59        656
------------------------------------------------------------------------------------------------------------------------------------
36                                                         45     2,418,985       11.12     10.890         278      99.24        637
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    385    21,746,625      100.00     10.513         253      99.31        655
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 25

22. Lien Position

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                 Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                      Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                        of         Date         Date       Gross     Remaining   Combined   Average
Lien                                                 Mortgage    Principal    Principal   Interest     Term      Original     FICO
Position                                              Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
2nd Lien                                                  385    21,746,625      100.00     10.513         253      99.31        655
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    385    21,746,625      100.00     10.513         253      99.31        655
------------------------------------------------------------------------------------------------------------------------------------

23. Interest Only Term

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of
                                                                              Mortgage
                                                                               Pool by
                                                                 Aggregate    Aggregate   Weighted   Weighted    Weighted
                                                      Number      Cut-off      Cut-off    Average     Average    Average    Weighted
                                                        of         Date         Date       Gross     Remaining   Combined   Average
                                                     Mortgage    Principal    Principal   Interest     Term      Original     FICO
Interest Only Term                                    Loans     Balance ($)    Balance    Rate (%)   (months)      LTV       Score
------------------------------------------------------------------------------------------------------------------------------------
0                                                         385    21,746,625      100.00     10.513         253      99.31        655
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                    385    21,746,625      100.00     10.513         253      99.31        655
------------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.